Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

NET SALES FROM CONTINUING OPERATIONS

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2004							2005							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales

Pharmaceuticals	$3,710	$3,856	$7,566	$3,848	$11,414	$4,150	$15,564	$3,578	$3,886	$7,464	$3,778	$11,242	$4,012	$15,254	-3%	-2%
US Pharmaceuticals	1,926	2,048	3,974	2,135	6,109	2,242	8,351	1,767	2,084	3,851	2,069	5,920	2,220	8,140	-1%	-3%
Primary Care	1,381	1,419	2,800	1,496	4,296	1,721	6,017	1,258	1,539	2,797	1,486	4,283	1,653	5,936	-4%	-1%
Oncology/Virology	432	510	942	487	1,429	351	1,780	348	345	693	370	1,063	391	1,454	11%	-18%
Neuroscience	113	119	232	152	384	170	554	161	200	361	213	574	176	750	4%	35%

Latin America/Canada	251	257	508	246	754	287	1,041	258	306	564	285	849	325	1,174	13%	13%
Europe and Middle East Medicines	1,189	1,185	2,374	1,128	3,502	1,219	4,721	1,201	1,112	2,313	1,030	3,343	1,053	4,396	-14%	-7%
Asia/Pacific Medicines	287	318	605	297	902	354	1,256	299	329	628	342	970	354	1,324	—	5%
Nutritionals	502	510	1,012	484	1,496	505	2,001	526	548	1,074	547	1,621	584	2,205	16%	10%
Related Healthcare	414	453	867	446	1,313	502	1,815	428	455	883	442	1,325	423	1,748	-16%	-4%
ConvaTec	217	234	451	237	688	266	954	228	247	475	250	725	267	992	—	4%
Medical Imaging	139	151	290	145	435	154	589	145	151	296	150	446	156	602	1%	2%
Consumer Medicines	58	68	126	64	190	82	272	55	57	112	42	154	—	154	-100%	-43%
Total Company	$4,626	$4,819	$9,445	$4,778	$14,223	$5,157	$19,380	$4,532	$4,889	$9,421	$4,767	$14,188	$5,019	$19,207	-3%	-1%

	2004							2005							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
% of Total Sales
Pharmaceuticals	80.2%	80.0%	80.1%	80.6%	80.3%	80.5%	80.3%	79.0%	79.5%	79.2%	79.3%	79.2%	79.9%	79.4%	(60)	(90)
US Pharmaceuticals	41.6%	42.5%	42.1%	44.7%	43.0%	43.5%	43.1%	39.0%	42.6%	40.9%	43.4%	41.7%	44.2%	42.4%	70	(70)
Primary Care	29.9%	29.4%	29.6%	31.3%	30.2%	33.4%	31.0%	27.8%	31.4%	29.7%	31.2%	30.2%	32.9%	30.9%	(50)	(10)
Oncology/Virology	9.3%	10.6%	10.0%	10.2%	10.1%	6.8%	9.2%	7.7%	7.1%	7.4%	7.8%	7.5%	7.8%	7.6%	100	(160)
Neuroscience	2.4%	2.5%	2.5%	3.2%	2.7%	3.3%	2.9%	3.5%	4.1%	3.8%	4.4%	4.0%	3.5%	3.9%	20	100
Latin America/Canada	5.4%	5.3%	5.4%	5.1%	5.3%	5.6%	5.4%	5.7%	6.3%	6.0%	6.0%	6.0%	6.5%	6.1%	90	70
Europe and Middle East Medicines	25.7%	24.6%	25.1%	23.6%	24.6%	23.6%	24.4%	26.5%	22.7%	24.6%	21.6%	23.6%	21.0%	22.9%	(260)	(150)
Asia/Pacific Medicines	6.2%	6.6%	6.4%	6.2%	6.3%	6.9%	6.5%	6.6%	6.7%	6.7%	7.2%	6.8%	7.1%	6.9%	20	40
Nutritionals	10.9%	10.6%	10.7%	10.1%	10.5%	9.8%	10.3%	11.6%	11.2%	11.4%	11.5%	11.4%	11.7%	11.5%	190	120
Related Healthcare	8.9%	9.4%	9.2%	9.3%	9.2%	9.7%	9.4%	9.4%	9.3%	9.4%	9.2%	9.4%	8.4%	9.1%	(130)	(30)
ConvaTec	4.7%	4.9%	4.8%	5.0%	4.8%	5.1%	4.9%	5.0%	5.0%	5.1%	5.2%	5.1%	5.3%	5.2%	20	30
Medical Imaging	3.0%	3.1%	3.1%	3.0%	3.1%	3.0%	3.1%	3.2%	3.1%	3.1%	3.1%	3.2%	3.1%	3.1%	10	—
Consumer Medicines	1.2%	1.4%	1.3%	1.3%	1.3%	1.6%	1.4%	1.2%	1.2%	1.2%	0.9%	1.1%	—	0.8%	(160)	(60)
Total Company	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2005

(DOLLARS IN MILLIONS)

	WW Medicines	Nutritionals	Convatec	Medical Imaging	Consumer Medicines	Continuing Operations
QUARTER-TO-DATE
Price Increases(Decreases)	1%	1%	-2%	1%	—	1%
Foreign Exchange	-2%	1%	-4%	—	—	-2%
Volume	-2%	14%	6%	—	-100%	-2%

Total Change	-3%	16%	—	1%	-100%	-3%

Total 2005 Period to Date Sales	$4,012	$584	$267	$156	—	$5,019
Total 2004 Period to Date Sales	$4,150	$505	$266	$154	$82	$5,157

	WW Medicines	Nutritionals	Convatec	Medical Imaging	Consumer Medicines	Continuing Operations
YEAR-TO-DATE
Price Increases(Decreases)	—	2%	-2%	—	—	—
Foreign Exchange	1%	1%	1%	—	—	1%
Volume	-3%	7%	5%	2%	-43%	-2%

Total Change	-2%	10%	4%	2%	-43%	-1%

Total 2005 Period to Date Sales	$15,254	$2,205	$992	$602	$154	$19,207
Total 2004 Period to Date Sales	$15,564	$2,001	$954	$589	$272	$19,380

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS

CONTINUING OPERATIONS

($ in Millions, except per share amounts)

	2004							2005							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$4,626	$4,819	$9,445	$4,778	$14,223	$5,157	$19,380	$4,532	$4,889	$9,421	$4,767	$14,188	$5,019	$19,207	-3%	-1%

Cost of products sold	1,357	1,500	2,857	1,467	4,324	1,665	5,989	1,367	1,483	2,850	1,483	4,333	1,595	5,928	-4%	-1%
Marketing, selling, and administrative	1,226	1,201	2,427	1,199	3,626	1,390	5,016	1,183	1,268	2,451	1,286	3,737	1,369	5,106	-2%	2%
Advertising and promotion	316	346	662	325	987	424	1,411	318	365	683	349	1,032	444	1,476	5%	5%
Research and development	583	625	1,208	615	1,823	677	2,500	653	649	1,302	669	1,971	775	2,746	14%	10%
Acquired in-process R&D	—	62	62	1	63	—	63	—	—	—	—	—	—	—	—	-100%
Provision for restructuring	12	6	18	57	75	29	104	3	2	5	(5)	—	32	32	10%	-69%
Litigation charges, net	—	379	379	25	404	16	420	124	(26)	98	(26)	72	197	269	*	-36%
Gain on sale of businesses	(295)	(18)	(313)	(3)	(316)	(4)	(320)	—	—	—	(569)	(569)	—	(569)	100%	-78%
Equity in net income from affiliates, net	(75)	(59)	(134)	(70)	(204)	(69)	(273)	(69)	(87)	(156)	(84)	(240)	(94)	(334)	-36%	-22%
Other (income) /expense, net	38	8	46	16	62	(10)	52	25	105	130	38	168	(131)	37	*	-29%

Total expenses	3,162	4,050	7,212	3,632	10,844	4,118	14,962	3,604	3,759	7,363	3,141	10,504	4,187	14,691	2%	-2%

Earnings from Continuing Operations Before Minority Interest and Income Taxes	1,464	769	2,233	1,146	3,379	1,039	4,418	928	1,130	2,058	1,626	3,684	832	4,516	-20%	2%
Provision for income taxes	396	118	514	239	753	766	1,519	268	(21)	247	507	754	178	932	-77%	-39%
Minority Interest, Net	107	128	235	152	387	134	521	122	160	282	155	437	155	592	16%	14%

Earnings from Continuing Operations	$961	$523	$1,484	$755	$2,239	$139	$2,378	$538	$991	$1,529	$964	$2,493	$499	$2,992	*	26%

Interest expense on conversion of convertible debt bonds, net of tax	1	1	2	2	4	3	7	4	5	9	6	15	7	22

Earnings from continuing operations used for diluted earnings per common share calculation	$962	$524	$1,486	$757	$2,243	$142	$2,385	$542	$996	$1,538	$970	$2,508	$506	$3,014

Diluted Earnings per Common Share Continuing Operations**	$0.49	$0.27	$0.76	$0.38	$1.14	$0.07	$1.21	$0.27	$0.50	$0.78	$0.49	$1.27	$0.26	$1.52	*	26%

Average Common Shares Outstanding - Diluted	1,976	1,976	1,976	1,975	1,975	1,976	1,976	1,981	1,984	1,982	1,984	1,983	1,983	1,983	—	—
Dividends declared per common share	$0.28	$0.28	$0.56	$0.28	$0.84	$0.28	$1.12	$0.28	$0.28	$0.56	$0.28	$0.84	$0.28	$1.12	—	—

	2004							2005							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
% of Net Sales
Gross Margin	70.7%	68.9%	69.8%	69.3%	69.6%	67.7%	69.1%	69.8%	69.7%	69.7%	68.9%	69.5%	68.2%	69.1%	50	—

Cost of products sold	29.3%	31.1%	30.2%	30.7%	30.4%	32.3%	30.9%	30.2%	30.3%	30.3%	31.1%	30.5%	31.8%	30.9%	(50)	—
Marketing, selling, and admin	26.5%	24.9%	25.7%	25.1%	25.5%	27.0%	25.9%	26.1%	25.9%	26.0%	27.0%	26.3%	27.3%	26.6%	30	70
Advertising and promotion	6.8%	7.2%	7.0%	6.8%	6.9%	8.2%	7.3%	7.0%	7.5%	7.2%	7.3%	7.3%	8.8%	7.7%	60	40
Research and development	12.6%	13.0%	12.8%	12.9%	12.8%	13.1%	12.9%	14.4%	13.3%	13.8%	14.0%	13.9%	15.4%	14.3%	230	140
Total expenses	68.4%	84.0%	76.4%	76.0%	76.2%	79.9%	77.2%	79.5%	76.9%	78.2%	65.9%	74.0%	83.4%	76.5%	350	(70)
Earnings from Continuing Operations Before Minority Interest and Provision for Income Taxes	31.6%	16.0%	23.6%	24.0%	23.8%	20.1%	22.8%	20.5%	23.1%	21.8%	34.1%	26.0%	16.6%	23.5%	(350)	70

Earnings from Continuing Operations	20.8%	10.9%	15.7%	15.8%	15.7%	2.7%	12.3%	11.9%	20.3%	16.2%	20.2%	17.6%	9.9%	15.6%	720	330

Other Ratios
Effective Tax Rate	27.0%	15.3%	23.0%	20.9%	22.3%	73.7%	34.4%	28.9%	-1.9%	12.0%	31.2%	20.5%	21.4%	20.6%

	2004							2005							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Other (Income) /Expense, net
Interest expense	$69	$70	$139	$80	$219	$91	$310	$97	$73	$170	$79	$249	$100	$349	10%	13%
Interest income	(17)	(21)	(38)	(29)	(67)	(38)	(105)	(45)	(23)	(68)	(28)	(96)	(52)	(148)	-37%	-41%
Foreign exchange	17	38	55	(20)	35	(30)	5	12	35	47	—	47	11	58	137%	*
Other, net	(31)	(79)	(110)	(15)	(125)	(33)	(158)	(39)	20	(19)	(13)	(32)	(190)	(222)	*	-41%

	$38	$8	$46	$16	$62	$(10)	$52	$25	$105	$130	$38	$168	$(131)	$37	*	-29%

*	in excess of +/- 200%
**	amounts may not calculate due to rounding differences between continuing and discontinued operations.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2004							2005							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Total Company	$4,626	$4,819	$9,445	$4,778	$14,223	$5,157	$19,380	$4,532	$4,889	$9,421	$4,767	$14,188	$5,019	$19,207	-3%	-1%

PHARMACEUTICALS	3,710	3,856	7,566	3,848	11,414	4,150	15,564	3,578	3,886	7,464	3,778	11,242	4,012	15,254	-3%	-2%

Cardiovascular	1,748	1,891	3,639	1,951	5,590	2,150	7,740	1,712	2,031	3,743	1,935	5,678	2,090	7,768	-3%	—
Plavix	697	769	1,466	902	2,368	959	3,327	814	968	1,782	980	2,762	1,061	3,823	11%	15%
Pravachol	671	656	1,327	598	1,925	710	2,635	520	625	1,145	527	1,672	584	2,256	-18%	-14%
Avapro/ Avalide	197	233	430	241	671	259	930	196	258	454	251	705	277	982	7%	6%
Coumadin	37	77	114	65	179	76	255	49	50	99	57	156	56	212	-26%	-17%
Monopril	65	72	137	69	206	68	274	59	54	113	49	162	46	208	-32%	-24%

Virology	343	385	728	399	1,127	454	1,581	430	452	882	438	1,320	445	1,765	-2%	12%
Reyataz	75	85	160	106	266	148	414	149	183	332	176	508	188	696	27%	68%
Sustiva	139	153	292	157	449	172	621	173	167	340	170	510	170	680	-1%	10%
Zerit	58	78	136	69	205	67	272	59	59	118	51	169	47	216	-30%	-21%
Videx/ Videx EC	71	69	140	67	207	67	274	49	43	92	41	133	41	174	-39%	-36%

Infectious Diseases	306	294	600	277	877	353	1,230	306	278	584	251	835	303	1,138	-14%	-7%
Cefzil	72	55	127	54	181	89	270	82	54	136	48	184	75	259	-16%	-4%
Baraclude	—	—	—	—	—	—	—	—	5	5	2	7	5	12	—	—

Oncology	543	619	1,162	566	1,728	427	2,155	387	371	758	380	1,138	395	1,533	-7%	-29%
Taxol	243	249	492	243	735	256	991	205	186	391	175	566	181	747	-29%	-25%
Erbitux	17	72	89	84	173	88	261	87	98	185	107	292	121	413	38%	58%
Paraplatin	228	241	469	177	646	27	673	44	33	77	42	119	38	157	41%	-77%

Affective (Psychiatric) Disorders	158	166	324	210	534	239	773	232	284	516	306	822	267	1,089	12%	41%
Abilify**	115	122	237	165	402	191	593	188	240	428	260	688	224	912	17%	54%

Metabolics	161	79	240	43	283	53	336	43	51	94	43	137	35	172	-34%	-49%
Glucophage franchise	161	79	240	43	283	53	336	43	51	94	43	137	35	172	-34%	-49%

Other Pharmaceuticals
Efferalgan	78	59	137	61	198	76	274	88	55	143	66	209	74	283	-3%	3%

NUTRITIONALS	502	510	1,012	484	1,496	505	2,001	526	548	1,074	547	1,621	584	2,205	16%	10%
Enfamil	208	224	432	203	635	224	859	235	250	485	230	715	277	992	24%	15%

RELATED HEALTHCARE	414	453	867	446	1,313	502	1,815	428	455	883	442	1,325	423	1,748	-16%	-4%

CONVATEC	217	234	451	237	688	266	954	228	247	475	250	725	267	992	—	4%
Ostomy	127	137	264	135	399	152	551	127	139	266	139	405	145	550	-5%	—
Wound Therapeutics	87	94	181	99	280	111	391	97	103	200	104	304	112	416	1%	6%

MEDICAL IMAGING	139	151	290	145	435	154	589	145	151	296	150	446	156	602	1%	2%
Cardiolite	92	105	197	101	298	108	406	102	108	210	106	316	100	416	-7%	2%

CONSUMER MEDICINES	58	68	126	64	190	82	272	55	57	112	42	154	—	154	-100%	-43%

**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
***	In excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC* NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

																	% Change in U.S. Total Prescription****
	2004							2005							% Change		NPA		NGPS
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Total Company	$2,508	$2,662	$5,170	$2,633	$7,803	$2,810	$10,613	$2,310	$2,668	$4,978	$2,638	$7,616	$2,845	$10,461	1%	-1%

PHARMACEUTICALS	1,966	2,071	4,037	2,154	6,191	2,255	8,446	1,777	2,097	3,874	2,082	5,956	2,234	8,190	-1%	-3%

Cardiovascular	1,074	1,207	2,281	1,320	3,601	1,482	5,083	1,080	1,377	2,457	1,328	3,785	1,496	5,281	1%	4%
Plavix	585	651	1,236	781	2,017	816	2,833	673	823	1,496	833	2,329	906	3,235	11%	14%	10%	13%	9%	13%
Pravachol	343	326	669	318	987	433	1,420	258	353	611	297	908	366	1,274	-15%	-10%	-19%	-17%	-18%	-16%
Avapro/ Avalide	116	144	260	148	408	154	562	102	157	259	147	406	168	574	9%	2%	7%	11%	6%	12%
Coumadin	31	70	101	58	159	69	228	42	42	84	49	133	50	183	-28%	-20%	-23%	-19%	-26%	-20%
Monopril	(1)	13	12	13	25	9	34	3	2	5	1	6	3	9	-67%	-74%	-57%	-61%	-61%	-60%

Virology	187	218	405	231	636	258	894	231	226	457	237	694	240	934	-7%	4%
Reyataz	66	65	131	75	206	99	305	92	98	190	105	295	110	405	11%	33%	25%	39%	25%	37%
Sustiva	76	90	166	95	261	103	364	103	97	200	101	301	102	403	-1%	11%	5%	5%	6%	8%
Zerit	16	38	54	34	88	31	119	26	26	52	24	76	21	97	-32%	-18%	-32%	-31%	-31%	-30%
Videx/ Videx EC	29	25	54	27	81	25	106	10	5	15	7	22	7	29	-72%	-73%	-75%	-65%	-76%	-65%

Infectious Diseases	78	62	140	66	206	105	311	92	62	154	55	209	79	288	-25%	-7%
Cefzil	42	29	71	30	101	60	161	50	30	80	27	107	46	153	-23%	-5%	-15%	-10%	-17%	-11%
Baraclude	—	—	—	—	—	—	—	—	5	5	2	7	4	11	—	—	N/A	N/A	N/A	N/A

Oncology	240	290	530	255	785	92	877	115	112	227	131	358	144	502	57%	-43%
Taxol	14	1	15	9	24	7	31	4	4	8	4	12	5	17	-29%	-45%	N/A	N/A	N/A	N/A
Erbitux	17	72	89	83	172	88	260	87	97	184	106	290	121	411	38%	58%	N/A	N/A	N/A	N/A
Paraplatin	198	206	404	145	549	(12)	537	15	(1)	14	9	23	5	28	142%	-95%	N/A	N/A	N/A	N/A

Affective (Psychiatric) Disorders	117	121	238	157	395	180	575	167	206	373	221	594	183	777	2%	35%
Abilify**	113	119	232	152	384	170	554	161	200	361	214	575	175	750	3%	35%	30%	42%	29%	40%

Metabolics	155	73	228	39	267	48	315	39	44	83	38	121	29	150	-40%	-52%
Glucophage franchise	155	73	228	39	267	48	315	39	44	83	38	121	29	150	-40%	-52%	-41%	-63%	-41%	-62%

Other Pharmaceuticals
Efferalgan	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A	N/A	N/A

NUTRITIONALS	256	255	511	230	741	250	991	255	267	522	266	788	282	1,070	13%	8%
Enfamil	144	158	302	137	439	157	596	162	171	333	168	501	184	685	17%	15%	N/A	N/A	N/A	N/A

RELATED HEALTHCARE	245	264	509	257	766	294	1,060	242	253	495	252	747	225	972	-23%	-8%

CONVATEC	71	71	142	72	214	87	301	66	71	137	82	219	93	312	7%	4%
Ostomy	40	41	81	39	120	47	167	34	38	72	43	115	46	161	-2%	-4%	N/A	N/A	N/A	N/A
Wound Therapeutics	30	30	60	31	91	39	130	30	29	59	34	93	40	133	3%	2%	N/A	N/A	N/A	N/A

MEDICAL IMAGING	120	127	247	123	370	128	498	124	127	251	129	380	132	512	3%	3%
Cardiolite	83	92	175	91	266	95	361	91	96	187	95	282	88	370	-7%	2%	N/A	N/A	N/A	N/A

CONSUMER MEDICINES	54	66	120	62	182	79	261	52	55	107	41	148	—	148	-100%	-43%

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales does not tie to Total Company sales.
**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
***	In excess of +/- 200%
****	The estimated total U.S. prescription growth for the retail and mail order channels are calculated based on National Prescription Audit (NPA) and Next-Generation Prescription Services (NGPS) data provided by IMS Health, a supplier of market research for the pharmaceutical industry. The NPA data is based on a simple average of the estimated number of prescriptions in the retail and mail order channels, and the NGPS data is based on a weighted average of the estimated number of prescription units (pills) in each of the retail and mail order channels as provided by IMS.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL* NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2004							2005							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Total Company	$2,118	$2,157	$4,275	$2,145	$6,420	$2,347	$8,767	$2,222	$2,221	$4,443	$2,129	$6,572	$2,174	$8,746	-7%	—

PHARMACEUTICALS	1,744	1,785	3,529	1,694	5,223	1,895	7,118	1,801	1,789	3,590	1,696	5,286	1,778	7,064	-6%	-1%

Cardiovascular	674	684	1,358	631	1,989	668	2,657	632	654	1,286	607	1,893	594	2,487	-11%	-6%
Plavix	112	118	230	121	351	143	494	141	145	286	147	433	155	588	8%	19%
Pravachol	328	330	658	280	938	277	1,215	262	272	534	230	764	218	982	-21%	-19%
Avapro/ Avalide	81	89	170	93	263	105	368	94	101	195	104	299	109	408	4%	11%
Coumadin	6	7	13	7	20	7	27	7	8	15	8	23	6	29	-14%	7%
Monopril	66	59	125	56	181	59	240	56	52	108	48	156	43	199	-27%	-17%

Virology	156	167	323	168	491	196	687	199	226	425	201	626	205	831	5%	21%
Reyataz	9	20	29	31	60	49	109	57	85	142	71	213	78	291	59%	167%
Sustiva	63	63	126	62	188	69	257	70	70	140	69	209	68	277	-1%	8%
Zerit	42	40	82	35	117	36	153	33	33	66	27	93	26	119	-28%	-22%
Videx/ Videx EC	42	44	86	40	126	42	168	39	38	77	34	111	34	145	-19%	-14%

Infectious Diseases	228	232	460	211	671	248	919	214	216	430	196	626	224	850	-10%	-8%
Cefzil	30	26	56	24	80	29	109	32	24	56	21	77	29	106	—	-3%
Baraclude	—	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—

Oncology	303	329	632	311	943	335	1,278	272	259	531	249	780	251	1,031	-25%	-19%
Taxol	229	248	477	234	711	249	960	201	182	383	171	554	176	730	-29%	-24%
Erbitux	—	—	—	1	1	—	1	—	1	1	1	2	—	2	—	100%
Paraplatin	30	35	65	32	97	39	136	29	34	63	33	96	33	129	-15%	-5%

Affective (Psychiatric) Disorders	41	45	86	53	139	59	198	65	78	143	85	228	84	312	42%	58%
Abilify**	2	3	5	13	18	21	39	27	40	67	46	113	49	162	133%	* **

Metabolics	6	6	12	4	16	5	21	4	7	11	5	16	6	22	20%	5%
Glucophage franchise	6	6	12	4	16	5	21	4	7	11	5	16	6	22	20%	5%

Other Pharmaceuticals
Efferalgan	78	59	137	61	198	76	274	88	55	143	66	209	74	283	-3%	3%

NUTRITIONALS	246	255	501	254	755	255	1,010	271	281	552	281	833	302	1,135	18%	12%
Enfamil	64	66	130	66	196	67	263	73	79	152	62	214	93	307	39%	17%

RELATED HEALTHCARE	169	189	358	189	547	208	755	186	202	388	190	578	198	776	-5%	3%

CONVATEC	146	163	309	165	474	179	653	162	176	338	168	506	174	680	-3%	4%
Ostomy	87	96	183	96	279	105	384	93	101	194	96	290	99	389	-6%	1%
Wound Therapeutics	57	64	121	68	189	72	261	67	74	141	70	211	72	283	—	8%

MEDICAL IMAGING	19	24	43	22	65	26	91	21	24	45	21	66	24	90	-8%	-1%
Cardiolite	9	13	22	10	32	13	45	11	12	23	11	34	12	46	-8%	2%
CONSUMER MEDICINES	4	2	6	2	8	3	11	3	2	5	1	6	—	6	-100%	-45%

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis.

As a result, the sum of segment sales does not tie to Total Company sales.

**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
***	In excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST AND INCOME TAXES

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2005
	Q1	Q2	Q3	Q4	TOTAL YEAR
Earnings from Continuing Operations Before Minority Interest and Provision for Income Taxes	$928	$1,130	$1,626	$832	$4,516
Specified items:
Gain on sale of equity investment	(18)	(9)	—	—	(27)
Litigation reserves	124	269	—	197	590
Insurance recoveries	—	(295)	(26)	—	(321)
Provision for restructuring / other	68	94	31	95	288
Termination of muraglitizar agreement	—	—	—	(138)	(138)
Gain on sale of businesses	—	—	(569)	—	(569)

Earnings from Continuing Operations Before Minority Interest and Provision for Income Taxes Excluding Specified Items	$1,102	$1,189	$1,062	$986	$4,339

	2004
	Q1	Q2	Q3	Q4	TOTAL YEAR
Earnings from Continuing Operations Before Minority Interest and Provision for Income Taxes	$1,464	$769	$1,146	$1,039	$4,418
Specified items:
Gain on sale of businesses	(295)	(18)	(3)	(4)	(320)
In-process research and development	—	62	1	—	63
Provision for restructuring / other	34	42	115	76	267
Litigation reserves	—	455	36	16	507

Earnings from Continuing Operations Before Minority Interest and Provision for Income Taxes Excluding Specified Items	$1,203	$1,310	$1,295	$1,127	$4,935

BRISTOL-MYERS SQUIBB COMPANY

DILUTED EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS

EXCLUDING SPECIFIED ITEMS

	2005
	Q1	Q2	Q3	Q4	TOTAL YEAR *
Diluted Earnings per Common Share from Continuing Operations	$0.27	$0.50	$0.49	$0.26	$1.52

Specified items:
Gain on sale of equity investment	(0.01)	—	—	—	(0.01)
Litigation reserves	0.05	0.10	—	0.06	0.22
Insurance recoveries	—	(0.09)	(0.01)	—	(0.10)
Provision for restructuring / other	0.03	0.03	0.02	0.03	0.10
Termination of muraglitizar agreement	—	—	—	(0.04)	(0.04)
Gain on sale of businesses	—	—	(0.19)	—	(0.19)
Tax items	—	(0.07)	—	—	(0.07)

Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items	$0.34	$0.47	$0.31	$0.31	$1.43

	2004
	Q1	Q2	Q3	Q4	TOTAL YEAR
Diluted Earnings per Common Share from Continuing Operations	$0.49	$0.27	$0.38	$0.07	$1.21

Specified items:
Gain on sale of businesses	(0.09)	(0.01)	—	—	(0.10)
In-process research and development	—	0.03	—	—	0.03
Provision for restructuring / other	0.01	0.02	0.04	0.03	0.10
Litigation reserves	—	0.15	0.01	—	0.16
Tax items	—	—	0.01	0.29	0.30

Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items	$0.41	$0.46	$0.44	$0.39	$1.70

*	quarterly amounts may not add to the annual total due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2005 AND 2004

($ in millions)

Three months ended December 31, 2005	Cost of products sold	Research and development	Provision for restructuring and other items, net	Litigation settlement expense	Other income	Total
Litigation Matters:
Private litigation and governmental investigations	$—	$—	$—	$185	$—	$185
Pharmaceutical pricing and sales litigation	—	—	—	12	—	12

	—	—	—	197	—	197
Other:
Accelerated depreciation and asset impairment	27	12	—	—	—	39
Downsizing and streamlining of worldwide operations	1	14	32	—	—	47
Upfront and milestone payments	—	9	—	—	—	9
Termination of muraglitazar agreement	5	—	—	—	(143)	(138)

	$33	$35	$32	$197	$(143)	154

Income taxes on items above						(52)

Reduction to Net Earnings from Continuing Operations						$102

Three months ended December 31, 2004	Cost of products sold	Research and development	Gain on sale of business	Provision for restructuring and other items, net	Litigation settlement expense	Total
Litigation Matters:
Private litigation and governmental investigations	$—	$—	$—	$—	$16	$16

Other:
Gain on sale of Adult Nutritional business	—	—	(4)	—	—	(4)
Accelerated depreciation	30	2	—	—	—	32
Downsizing and streamlining of worldwide operations	—	—	—	29	—	29
Milestone payment	—	15	—	—	—	15

	$30	$17	$(4)	$29	$16	88

Income taxes on items above						(26)
Deferred taxes on anticipation of repatriation of foreign earnings						575

Reduction to Net Earnings from Continuing Operations						$637

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2005 AND 2004

($ in millions)

Twelve months ended December 31, 2005	Cost of products sold	Research and development	Provision for restructuring	Gain on sale of business	Litigation settlement expense/ (income)	Other (income)/ expense, net	Total
Litigation Matters:
Private litigations and governmental investigations	$—	$—	$—	$—	$558	$—	$558
Pharmaceutical pricing and sales litigation	—	—	—	—	12	—	12
ERISA liability and other matters	—	—	—	—	20	—	20
Insurance recoveries	—	—	—	—	(321)	—	(321)

	—	—	—	—	269	—	269
Other:
Gain on sale of equity investment	—	—	—	—	—	(27)	(27)
Loss on sale of fixed assets	—	—	—	—	—	18	18
Accelerated depreciation and asset impairment	96	14	—	—	—	—	110
Gain on sale of Consumer Medicines businesses	—	—	—	(569)	—	—	(569)
Upfront and milestone payments	—	44	—	—	—	—	44
Debt retirement costs	—	—	—	—	—	69	69
Downsizing and streamlining of worldwide operations	1	14	32	—	—	—	47
Termination of muraglitazar agreement	5	—	—	—	—	(143)	(138)

	$102	$72	$32	$(569)	$269	$(83)	(177)

Income taxes on items above							126
Adjustment to taxes on repatriation of foreign earnings							(135)

Increase to Net Earnings from Continuing Operations							$(186)

Twelve months ended December 31, 2004	Cost of products sold	Research and development	Acquired in-process research and development	Gain on sale of business	Provision for restructuring and other items, net	Litigation settlement expense	Other expense, net	Total
Litigation Matters:
Private litigation and governmental investigations	$—	$—	$—	$—	$—	$336	$—	$336
Product liability	75	—	—	—	—	—	11	86
Pharmaceutical pricing and sales litigation	—	—	—	—	—	34	—	34
Commercial litigation	26	—	—	—	—	—	—	26
Anti-trust litigation	—	—	—	—	—	50	—	50
Product liability insurance recovery	(25)	—	—	—	—	—	—	(25)

	76	—	—	—	—	420	11	507
Other:
Gain on sale of Adult Nutritional business	—	—	—	(320)	—	—	—	(320)
Accelerated depreciation	100	3	—	—	—	—	4	107
Downsizing and streamlining of worldwide operations	1	—	—	—	104	—	—	105
Milestone payments	—	55	—	—	—	—	—	55
Acordis IPR&D write-off	—	—	63	—	—	—	—	63

	$177	$58	$63	$(320)	$104	$420	$15	517

Income taxes on items above								(130)
Deferred taxed in anticipation of repartiation of foreign earnings								575
Other tax adjustments								10

Reduction to Net Earnings from Continuing Operations								$972

BRISTOL-MYERS SQUIBB COMPANY

SELECT BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2004	June 30, 2004	September 30, 2004	December 31, 2004	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005
Cash, cash equivalents and marketable debt securities	$6,725	$6,913	$7,318	$7,474	$5,982	$3,040	$3,781	$5,799
Receivables, net of allowances	3,106	3,508	3,808	4,373	3,647	3,315	3,306	3,378

Short-term borrowings	884	1,078	1,715	1,883	244	292	277	231
Long-term debt	8,635	8,376	8,540	8,463	8,326	6,008	5,895	8,364

Stockholders’ equity	10,533	10,431	10,663	10,202	10,381	10,801	11,268	11,208

Capital expenditures and capitalized software (for the quarter ended)	163	140	174	199	181	171	185	201

BRISTOL-MYERS SQUIBB COMPANY

2006 DILUTED EPS FROM CONTINUING OPERATIONS

IMPACT OF PROJECTED SPECIFIED ITEMS

Diluted EPS Impact
Downsizing and streamlining of worldwide operations	$0.03
Milestone Payments	0.03
Gain on sale of a product asset	(0.06)

Total	$—

BRISTOL-MYERS SQUIBB COMPANY

ESTIMATED MONTHS ON HAND OF TOP 15 U.S. PHARMACEUTICAL PRODUCTS

IN THE U.S. WHOLESALER DISTRIBUTION CHANNEL

The following table sets forth, for each of the Company’s top 15 pharmaceutical products sold by the Company’s U.S. Pharmaceuticals business (based on 2004 annual net sales), the U.S. Pharmaceutical business’s net sales of the applicable product for each of the six quarters ended September 30, 2004 through December 31, 2005 and the estimated number of months on hand of the applicable product in the U.S. wholesaler distribution channel at the end of each quarter.

	September 30, 2004		December 31, 2004		March 31, 2005		June 30, 2005		September 30, 2005		December 31, 2005
	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand
	($ in millions)		($ in millions)		($ in millions)		($ in millions)		($ in millions)		($ in millions)
Abilify (total revenue)	$152	0.6	$170	0.9	$161	0.7	$200	0.7	$214	0.9	$175	0.6
Avapro/Avalide	148	0.6	154	0.9	102	0.8	157	0.6	147	0.5	168	0.6
Cefzil	30	0.6	60	1.1	50	0.7	30	0.8	27	0.7	46	0.7
Coumadin	58	0.9	69	1.0	42	1.0	42	0.7	49	0.6	50	0.8
Dovonex	34	0.7	40	0.9	30	0.6	36	0.7	31	0.6	33	0.5
Erbitux*	83	0.2	88	0.2	87	**	97	—	106	—	121	—
Glucophage Franchise	39	1.0	48	1.1	39	1.0	44	0.8	38	0.7	29	0.7
Paraplatin	145	1.2	(12)	1.2	15	0.9	(1)	0.8	9	1.1	5	0.9
Plavix	781	0.6	816	0.9	673	0.8	823	0.6	833	0.4	906	0.6
Pravachol	318	0.6	433	1.0	258	0.8	353	0.7	297	0.5	366	0.6
Reyataz	75	0.6	99	0.9	92	0.8	98	0.8	105	0.6	110	0.5
Sustiva	95	0.7	103	0.8	103	0.8	97	0.8	101	0.6	102	0.6
Tequin	31	0.7	39	0.9	38	0.7	22	0.8	21	0.9	22	0.9
Videx/Videx EC	27	0.6	25	0.9	10	1.2	5	1.0	7	1.1	7	0.9
Zerit	34	0.7	31	0.9	26	0.8	26	0.8	24	0.8	21	0.8

The Company determines the above months on hand estimates by dividing the estimated amount of the product in the wholesaler distribution channel by the estimated amount of out-movement of the product over a period of thirty-one days calculated as described below. Factors that may influence the Company’s estimates include generic competition, seasonality of products, wholesaler purchases in light of increases in wholesaler list prices, new product launches, new warehouse openings by wholesalers and new customer stockings by wholesalers. In addition, such estimates are calculated using data from third parties which data are a product of the third parties’ own record-keeping processes and such third-party data also may reflect estimates.

Estimates of product in the wholesaler distribution channel and out-movement are based on weekly information received directly from third-parties, and excludes any inventory held by intermediaries such as retailers and hospitals, and excludes goods in transit to such wholesalers. The Company determines the amount of out-movement of a product over a period of thirty-one days by using the most recent out-movement of a product as provided by these third parties, adjusted to reflect the Company’s estimate of goods in transit to these wholesalers. The Company estimates the amount of goods in transit by using information provided by these wholesalers with respect to their open orders and the Company’s records of sales to these wholesalers with respect to such open orders.

*	To help maintain the product quality of the Company’s biologic oncology product, ERBITUX, the product is shipped only to end-users and not to other intermediaries (such as wholesalers) to hold for later sales. During 2004 and through May 2005, one of the Company’s wholesalers provided warehousing, packing and shipping services for ERBITUX. Such wholesaler held ERBITUX inventory on consignment and, under the Company’s revenue recognition policy, the Company recognized revenue when such inventory was shipped by the wholesaler to the end-user. The above estimates of months on hand for the three months ended March 31, 2005, were calculated by dividing the inventories of ERBITUX held by the wholesaler for its own account as reported by the wholesaler as of the end of the quarter by the Company’s net sales for the last calendar month of the quarter. The inventory levels reported by the wholesaler are a product of the wholesaler’s own record-keeping process. After the divestiture of OTN in May 2005, the Company no longer had consignment inventory at the wholesaler, and recognized revenue upon shipment to that wholesaler, consistent with its terms of sale and revenue recognition policy. At December 31, 2005, there was no ERBITUX inventory held by wholesalers.
**	Less than 0.1 months on hand.

BRISTOL-MYERS SQUIBB COMPANY

ESTIMATED MONTHS ON HAND OF TOP INTERNATIONAL PHARMACEUTICAL AND WORLDWIDE

NON-PHARMACEUTICAL PRODUCTS

The following table sets forth for each of the Company’s key products sold by the reporting segments listed below, the net sales of the applicable product for each of the three quarters ended March 31, 2005, through September 30, 2005 and the estimated number of months on hand of the applicable product in the direct customer distribution channel for the reporting segment at the end of each quarter. The estimates of months on hand for key products described below for the International Pharmaceuticals reporting segment are based on data collected for all of the Company’s significant business units outside of the United States. For the other reporting segments, estimates are based on data collected for the United States and all significant business units outside of the United States.

	March 31, 2005		June 30, 2005		September 30, 2005
	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand
	(dollars in millions)		(dollars in millions)		(dollars in millions)
International Pharmaceuticals
Abilify (total revenue)	$27	0.6	$40	0.6	$46	0.8
Avapro/Avalide	94	0.4	101	0.4	104	0.5
Bufferin	26	0.5	32	1.0	31	0.6
Capoten	42	0.8	42	0.8	38	0.9
Dafalgan	40	1.3	33	0.8	34	1.3
Efferalgan	88	0.9	55	0.5	66	1.1
Maxipime	46	0.7	52	0.8	40	0.7
Monopril	56	0.6	52	0.7	48	1.0
Paraplatin	29	0.6	34	0.6	33	0.6
Perfalgan	42	0.5	42	0.6	38	0.7
Plavix	141	0.7	145	0.5	147	0.6
Pravachol	262	0.7	272	0.7	230	0.8
Reyataz	57	0.6	85	0.8	71	0.9
Sustiva	70	0.5	70	0.6	69	0.6
Taxol	201	0.5	182	0.5	171	0.5
Videx/Videx EC	39	0.8	38	0.9	34	0.9
Zerit	33	0.6	33	0.6	27	0.7
Nutritionals
Enfamil	235	0.9	250	0.9	230	0.9
Nutramigen	44	1.0	47	1.0	44	1.1
Related Healthcare
ConvaTec
Ostomy	127	0.9	139	0.9	139	0.9
Wound Therapeutics	97	0.8	103	0.8	104	0.8
Medical Imaging
Cardiolite	102	0.7	108	0.7	106	0.8
Consumer Products
Excedrin	38	1.6	39	1.5	29	N/A

The above months on hand information represents the Company’s estimates of aggregate product level inventory on hand at direct customers at the end of each quarter divided by the expected demand for the applicable product. Expected demand is the estimated ultimate patient/consumer demand calculated based on estimated end-user consumption or direct customer out-movement data over the most recent thirty-one day period or other reasonable period. Factors that may affect the Company’s estimates include generic competition, seasonality of products, direct customer purchases in light of price increases, new product launches, new warehouse openings by direct customers, new customer stockings by direct customers and expected direct customer purchases for governmental bidding situations.